Exhibit 99.1

1 Paya CompanyOverview August2020

Disclaimer

This investor presentation ("Investor Presentation") is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Paya, Inc. or FinTech Acquisition Corp. III or any of Paya, Inc.'s or FinTech Acquisition Corp. III's affiliates' securities (as such term is defined under the U.S. Federal Securities Law). This Investor Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination (collectively, the "Business Combination"), of Paya, Inc. and FinTech Acquisition Corp. III and for no other purpose. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or back-testing or any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have been changed since the issuance of this document. Any data on past performance, modeling or back-testing contained herein is not an indication as to future performance. Paya, Inc. and FinTech Acquisition Corp. III assume no obligation to update the information in this Investor Presentation. This Investor Presentation is strictly confidential and may not be copied, reproduced, redistributed or passed on, in whole or in part, or disclosed, directly or indirectly, to any other person or published or for any purpose. This Investor Presentation is being distributed to selected recipients only and is not intended for distribution to, or use by any person or entity in, any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Neither this Investor Presentation nor any part or copy of it may be taken or transmitted into the United States or published, released, disclosed or distributed, directly or indirectly, in the United States, as that term is defined in the United States Securities Act of 1933, as amended (the "Securities Act"), except to a limited number of qualified institutional buyers ("QIBs"), as defined in Rule 144A under the Securities Act, or institutional "accredited investors" within the meaning of Regulation D under the Securities Act.

Use of Projections

This Presentation contains financial forecasts with respect to Paya, Inc. Neither FinTech Acquisition Corp. III's independent auditors, nor the independent registered public accounting firm of Paya, Inc., audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections should not be relied upon as being necessarily indicative of future results.

Forward Looking Statements

This Investor Presentation includes "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," "anticipate," "believe," "expect," "estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of FinTech Acquisition Corp. III, Paya, Inc. or the combined company after completion of the Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Agreement and the proposed business combination contemplated thereby; (2) the inability to complete the transactions contemplated by the Transaction Agreement due to the failure to obtain approval of the stockholders of FinTech Acquisition Corp. III or other conditions to closing in the Transaction Agreement; (3) the ability to meet Nasdaq's listing standards following the consummation of the transactions contemplated by the Transaction Agreement; (4) the risk that the proposed transaction disrupts current plans and operations of Paya, Inc. as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that Paya, Inc. may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in other documents filed or to be filed with the Securities and Exchange Commission ("SEC") by FinTech Acquisition Corp. III. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FinTech Acquisition Corp. III and Paya, Inc. undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Use of Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and that may be different from non-GAAP financial measures used by other companies. FinTech Acquisition Corp. III and Paya, Inc. believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of Paya, Inc. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and page 32 of this Presentation for a reconciliations of such non-GAAP financial measures to the most comparable GAAP numbers. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Additional Information

In connection with the proposed Business Combination between Paya, Inc. and FinTech Acquisition Corp. III, FinTech Acquisition Corp. III intends to file with the SEC a preliminary proxy statement / prospectus and will mail a definitive proxy statement / prospectus and other relevant documentation to FinTech Acquisition Corp. III stockholders. This Investor Presentation does not contain all the information that should be considered concerning the proposed Business Combination. It is not intended to form the basis of any investment decision or any other decision in respect to the proposed Business Combination. FinTech Acquisition Corp. III stockholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and any amendments thereto, and the definitive proxy statement / prospectus in connection with FinTech Acquisition Corp. III's solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed Business Combination because these materials will contain important information about Paya, Inc., FinTech Acquisition Corp. III and the proposed transactions. The definitive proxy statement / prospectus will be mailed to FinTech Acquisition Corp. III stockholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Stockholders will also be able to obtain a copy of the preliminary proxy statement / prospectus and the definitive proxy statement / prospectus once they are available, without charge, at the SEC's website at http://sec.gov or by directing a request to: James J. McEntee, III, President and Chief Financial Officer, FinTech Acquisition Corp. III, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

This Investor Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination.

Participants in the Solicitation

FinTech Acquisition Corp. III and its directors and officers may be deemed participants in the solicitation of proxies of FinTech Acquisition Corp. III stockholders in connection with the proposed Business Combination. FinTech Acquisition Corp. III stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of FinTech Acquisition Corp. III in FinTech Acquisition Corp. III's Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to FinTech Acquisition Corp. III stockholders in connection with the proposed transaction will be set forth in the proxy statement / prospectus for the transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement / prospectus that FinTech Acquisition Corp. III intends to file with the SEC.

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paya

FinTech Acquisition III Overview

Differentiated SPAC platform with proven track record of success



Betsy Z. Cohen

Chairman of the Board



Daniel G. Cohen

CEO



James J. McEntee, III

President and CFO

Transaction Highlights

FinTech Acquisition Corp. II

intermex INTERNATIONAL MONEY EXPRESS

- Acquired International Money Express, Inc., a remittance company, for $298.7M in July 2018
- $76M secondary offering in September 2019 at $12.75/share (+27.5% return for target rollover equity)
- 54.2% return to target stockholders in month following the secondary offering[1]

FinTech Acquisition Corp.

cardconnect.

- Acquired CardConnect Corp., a payments company, for $455.2M in July 2016
- CardConnect acquired in May 2017 by First Data Corp. for $750M
- 50% return to target stockholders within one year of closing

Insurance Acquisition Corp.

SHIFT

- Announced the acquisition of Shift Technologies Inc., an automotive e-commerce platform, on June 29, 2020 for $380M of equity and $303M in primary cash proceeds
- Transaction is expected to close in the third quarter of 2020

1. *Based on IMXI closing price as of November 1, 2019*

3

paya

Illustrative Transaction Overview

($ in millions)

Sources & Uses

Sources	Amount	%
SPAC Cash[1]	$353	33%
PIPE	200	18%
Sponsor Co-investment	50	5%
Cash from Balance Sheet	4	0%
Equity Rollover	480	44%
Total Sources	**$1,087**	**100%**

Uses	Amount	%
Cash to Seller	$565	52%
Equity Rollover	480	44%
Fees & Expenses	42	4%
Total Uses	**$1,087**	**100%**

Pro Forma Valuation

Particulars	Amount
PF Shares Outstanding[2]	110.2
Share Price	$10.00
PF Equity Value	**$1,102**
(+) PF Debt	229
(-) PF Cash	30
PF Enterprise Value	**$1,300**
PF EV / 2021E EBITDA	***19.6x***
PF EV / 2021E Revenue	***5.5x***
PF Net Debt / 2021E EBITDA	***3.0x***

PF Ownership Split



SPAC Investors 31%
Exisiting Paya Shareholders 44%
Sponsor Promote[3] 2%
Sponsor Co-investment 5%
PIPE 18%

Note: Assumes no redemptions from SPAC investors. Excludes impact of seller earnout, sponsor earnout and warrants
Note: Paya 2021E Adjusted EBITDA includes incremental public company costs

1. *As on 6/30/20. SPAC cash amount subject to change depending on the actual interest earned in the trust*
2. *Includes 48.0m Paya rollover shares, 20.0m PIPE shares, 5.0m Sponsor Co-investment shares, 2.68m SPAC sponsor shares (includes 1.75m promote shares and 0.93m shares from sponsor unit investment at IPO), and 34.5m SPAC shares; excludes 14.0m shares to be issued to existing Paya shareholders as earnout to align interests (7.0m shares @ $15.00 and 7.0m shares @ $17.50, over the next 5 years)*
3. *Includes shares from units purchased by sponsors at time of IPO through private placement. Assumes sponsor retains 1.75m promote shares at close, restructures 5.68m promote shares to earnout (2.84m shares @ $15.00 and 2.84m shares @ $17.50, over the next 5 years), and forfeits 1.43m promote shares*

4

GTCR Overview

- GTCR is a leading growth-oriented private equity firm that has invested $18 billion of capital in over 200 companies over the last 40 years
  - Currently investing Fund XII with $5.25 billion of limited partner capital commitments
  - Invested successfully in different economic environments
  - Investment approach driven by The Leaders Strategy™ – finding and partnering with exceptional management leaders in core domains to identify, acquire and build market-leading companies through transformational acquisitions and organic growth
- Long-time investor in the payments industry with 11 platform investments across merchant acquiring, B2B payments, billing, mobile payments, payments processing and stored value
- Successful track record of portfolio company performance in the public markets
  - 12 Initial Public Offerings since 2000
  - Average 1-year return from IPO date of ~35%

Deep Experience in FinTech / Payments

Select FinTech / Payments Investments

paya *Since 2017*	RevSpring *Since 2016*	optimalblue *Since 2016*
ULTIMUS FUND SOLUTIONS *Since 2019*	CAPTRUST *Since 2020*	AssuredPartners *Since 2019*
Callcredit Information Group *(2014 – 2018)* *Sold to TransUnion*	FUNDtech Your strongest link *(2011 – 2015)* *Sold to D+H*	NPC *(2003 – 2010)* *Sold to Worldpay*
skylight Financial *(2002 – 2007)* *Sold to NetSpend*	TRANSFIRST *(2000 – 2007)* *Sold to PE, later TSYS*	Gensar *(1992 – 1996)* *Sold to Paymentech*

Relevant Public Company Investments

Verifone *(2002 – 2009)* *IPO in 2005*	Solera *(2005 – 2009)* *IPO in 2007*	syniverse *(2002 – 2008)* *IPO in 2005*	TNS Transaction Network Services *(2001 – 2005)* *IPO in 2004*
PrivateBancorp Inc. *(2007 – 2014)* *PIPE in 2007*	CISION *(2014 – 2020)* *IPO in 2017*	zayo *(2012 – 2018)* *IPO in 2014*	

5
paya

Paya at a Glance

Paya is a leading independent integrated payments platform





Growing, innovative provider serving **software partners** and merchants across attractive **middle market verticals**



HQ in Atlanta, GA



~250 Employees

Enterprise | **Middle Market** | SMB



B2B Goods and Services



Healthcare



Non-Profit



Government & Utilities



Education

Attractive End Markets: High-Growth, Underpenetrated, Non-Cyclical

6

Paya Provides Mission Critical Payment Functionality

Paya enables businesses across key verticals to integrate payment acceptance into their core business management or accounting software

Enables B2B and B2B2C Commerce With Robust Suite of Solutions Tailored to Core Growth Verticals

B2B Goods and Services
Wholesalers, distributors, durable goods manufacturers



Healthcare
Acute & ambulatory care providers, dermatologists, chiropractors



Non-Profit
Charitable organizations, church denominations



Government & Municipalities
City and county water, tax, permitting and licensing departments



Education
K-12 schools, childcare



Payment Suite Deeply Integrated Into Core Business Software

- **Streamline workflow through connectivity between invoicing, payments, and general ledger post-back**
- **Decrease time consuming reconciliation processes from legacy paper payment methods**
- **Automate and reduce friction for omni-channel commerce to optimize receivables**
- **Enable multiple methods of payment acceptance**
- **Enhance business management efforts with detailed transaction-level data**

7

Why PayaWins Long history of offering integrated payment solutions withinsoftware Modern technology stack with scale &reliability Consultative approach to sophisticated middle market customers Vertically tailored products, functionality, &support Track record of driving penetration in software partner customer base Credit, Debit, ACH, & Check all on oneplatform 8

Investment Highlights

1. Leading independent payments platform in growing market
2. Deep expertise in attractive end verticals
3. Differentiated distribution model focused on end-to-end payment solutions integrated into software
4. Multiple vectors for continued growth
5. Attractive financial profile
6. Seasoned and experienced management team

9

Seasoned Leadership Team

Deep team of experienced leaders from diverse, blue-chip backgrounds

Today's presenters


Jeff Hack
Chief Executive Officer

JPMorganChase
First Data
Smith Barney
citi


Glenn Renzulli
Chief Financial Officer

opus
TeacherMatch
Because Teachers Matter Most


Mark Engels
Chief Revenue Officer

PayPal
HyperWallet
securenet


Darrell Winfield
Chief Information Officer

vantiv
Now Worldpay
globalpayments
incomm


Chris Scappa
Operations

sage Payment Solutions


Andrea Kando
Product and Marketing

First Data


Ben Weiner
Corp Dev & Strategic Initiatives

GTCR
Deutsche Bank

10
paya

Compelling Financial and Operational Metrics

Track record of consistent and profitable growth

Key Business Highlights

$40B+
2021E Transaction Volume

~100K
Customers (Merchants)

$200+
Average Transaction Size

85%+
Card Not Present (CNP) Volume

<1 bp
Loss Rate on Volume

92%
Net Volume Retention

~75%
Integrated Solutions Revenue[1]

~95%
Visibility into 2021E Revenue

Revenue

($ in millions)



$185.1
$203.4
$205.2
$238.4
2018A
2019A
2020E
2021E

Adjusted EBITDA[2]

($ in millions)



$42.2
$50.3
$53.0
$66.2
2018A
2019A
2020E
2021E

Note: Historical financials adjusted for one-time and non-recurring items.
1. *2021E, excludes ACH*
2. *See "Adjusted EBITDA Reconciliation" on slide 34*

11

paya

Strong Recovery fromCOVID-19 Total Monthly Volume($B) Paya has demonstrated resilience through COVID-19 due to its portfolio of attractive,less-cyclical endmarkets 5% YoY Change: 9% (6%) (7%) (6%) 6% Note: Unadjusted and unauditedvolumes 12

Massive Secular Shift to Integrated Payments

The payments industry has shifted toward integrated capabilities to service a software-centric (integrated) world

Integrated payments refers to the enablement of payments within core business management software, simplifying payment acceptance, easing reconciliation, and enriching system data

Payments Industry Volume Growth

Growth of integrated payments segment outpacing broader industry growth by 5x+ from 2019-2023



~17%
~3%
Software-Led[1]
Traditional Merchant Acquiring

Payments Industry Attrition Profiles

Platforms that combine payments + software benefit from meaningfully reduced attrition



8%
~15%
paya
Acquiring Industry Average

Source: Company reports, Wall Street research

1. *Software-led defined as integrated payments sold through owned or partnered software platforms typically to small or medium-sized businesses*

13

paya

Paya is a Leading Independent Platform ofScale Key 2019 CardMetrics Processor Rank byCNP Volume CNP Volume($B) CNPVolume (as % ofTotal) Total Volume($B) Volume/ Transaction($) Volume/ Customer($K) CoreMarkets 1 $22 49% $44 $83 $176 Retail 2 $18 85% $21 $176 $450 B2B / Healthcare Gov. /Non-Profit 3 $18 45% $39 $93 $142 Retail /B2B 4 $10 32% $30 $100 $184 Retail 5 $7 36% $19 $86 $342 Dry Cleaning/ Bus.Services 6 $5 22% $21 N/A $380 Bus. Services/ Healthcare N/A N/A N/A $51 $86 $246 Retail N/A N/A N/A $27 $58 $234 Restaurant/ Hospitality N/A N/A N/A $18 $89 $324 Retail N/A N/A N/A $14 $90 N/A Non-Profit /Gov. /Education Source: Nilson Report (2019) and Company AnnualReports Note: Excludes bank-owned or affiliated processors and those that do not reportto Nilson Largest pure play integrated payments provider with larger customers thanpeers 14

Paya Is Uniquely Positioned in the Competitive Landscape

Differentiated blend of scale, vertical expertise, and integrated payments capabilities

Scale providers without vertical expertise or focused middle market support



Large Scale Acquirers
CHASE
Elavon
EVO
First Data is now fiserv.
Paysafe:
stripe
globalpayments
worldpay from FIS
Vertical Payments
blackbaud
communitybrands
ACTIVE network
AdvancedMD
Evercommerce
InvoiceCloud
KUBRA
NIC
Paymentus
paya
FIRST AMERICAN
NorthAmerican BANCARD
nuvei
PRIORITY PAYMENT SYSTEMS
Shift4 PAYMENTS
CLEARENT INTELLIGENT PROCESSING
Niche Acquirers
i3 Verticals
payroc
Rectangle HEALTH
The Shape of All Payments
REPAY
Realtime Electronic Payments
VANCO PAYMENT SOLUTIONS

Independent software vendors that operate in select verticals but lack sophisticated processing capabilities

Smaller providers without comprehensive capabilities

15

paya

Paya Enables Sophisticated Commerce within Software



Business or Consumer
Invoice
Transaction
(Paya charges bps on volume)
Business
Funds
Enriched Data
Card & ACH Processors
paya
globalpayments
fiserv.
worldpay from FIS
Partner & Customer Services
Cloud-Based Support and Service
Flexible Merchant Pricing
Partner Co-Marketing Engine
Data-Rich Portal
paya Connect
Payment Acceptance
Hosted Pay Pages
Virtual Terminal
Client-Driven
Click-to-Pay
IVR
Cloud EMV Terminal
Payment Methods
Credit & Debit Card
ACH
Check
Value-Added Solutions
Vertical Capabilities
PCI Compliance, Encryption, Tokenization
Comprehensive API Library
Transaction Instruction
Card Brands
VISA
mastercard.
AMERICAN EXPRESS
DISCOVER
Bank Sponsors
BMO
Fifth Third Bank
WELLS FARGO
Partner Core Business Software
Extensive Library of Front-End CRM & Back-End Accounting Integrations
Deep Feature Rich Integration
Paya Connect is embedded in software user interface enabling seamless, secure, & reliable payment collection & reconciliation

16

paya

Paya Connect Value-Added Solutions

Paya has a differentiated set of solutions that target its core end markets

Value-Added Solution	Customer Value
Broad Library of Software Integrations	Payment functionality delivered within customer's software
Unified Card and ACH Experience	Allows customers to be payment-method agnostic
Simplified Merchant Boarding	Electronic onboarding process increases speed to first transaction
Invoicing	Click-to-pay functionality helps optimize A/R management
Token Vault and Encryption	Keeps software partners out of PCI scope
Recurring Billing	Easily process monthly bills and other recurring transactions within software
Account Updater	Keeps card information current when card-on-file lost or expired
Service and Convenience Fees	Allows merchants to pass card acceptance cost to end consumers in certain verticals
Split Funding	Valuable function for organizations with complex billing needs (e.g., doctor's office and lab testing)
Data-Rich Portals & Reporting	Real-time access to authorizations, transaction history, summary reporting, and other key data
Integrated Hardware	Hardware directly integrated into software, enabling an omni-channel customer experience

17

Attractive Vertical End Markets

- Vertically purposed product and technology provides differentiated payment solutions
- Sophisticated customer base requires deep integration of end-to-end payment experience given B2B nature of transactions
- Paya provides enterprise-grade security and compliance that cater to the CNP transaction requirements of software partners







		B2B Goods and Services	Healthcare	Non-Profit	Government & Utilities	Education
Robust Core Platform	Modular APIs	✓	✓	✓	✓	✓
	Scalability and Resiliency	✓	✓	✓	✓	✓
	Processor Agnostic	✓	✓	✓	✓	✓
Feature-Rich Integrations	Library of Deep Integrations	✓	✓	✓	✓	✓
	Proven ISV Delivery	✓	✓	✓	✓	✓
Value-Added Solutions & Vertical Capabilities	Unified Card and ACH Experience	✓	✓	✓	✓	✓
	Simplified Boarding	✓	✓	✓	✓	✓
	Data-rich Portals	✓	✓	✓	✓	✓
	Flexible Integrated Hardware	✓	✓	✓	✓	✓
	Account Updater			✓	✓	
	Recurring Billing			✓	✓	
	Split Funding		✓			✓
	Service and Convenience Fees			✓	✓	✓

✓ Relevant in Vertical

18

Large and Rapidly-Growing TAM in KeyVerticals Total Market Opportunity in Paya’s CoreVerticals $75 $130 $70 $235 '15A -'21E CAGR: $415 10% 10% 13% 12% 11% Source: Accenture market study(2019) 1. ExcludesACH ~$1T Total Addressable CardVolume 34% 13% 13% 8% 1% 31% B2B Goods andServices Healthcare Non-Profit Government &Utilities Education Other Paya end markets defined by strong secular growth, low penetration of electronicpayments, and non-cyclicalnature B2B Goods andServices Healthcare Education Government& Utilities Non-Profit 2019 U.S. Card Volume by Vertical($B) Paya End Market RevenueComposition 1 19

Focused and Effective Go-to-Market Strategy

	Integrated Solutions	Payment Services
Attractive Partner-Driven Distribution	✓ Scalable model ✓ Low customer acquisition cost ✓ High retention rates	
Description	Payment offerings deeply integrated into software	Solution suite offered through payment resellers
2021E % Revenue Mix	63%	37%
2021E Gross Profit Margin	53%	49%
Growth Drivers	• Sell new software partnerships • Penetrate large base of existing partnerships • Upsell value added services	• Cross-sell ACH to software partners • Expand distribution capabilities of payment resellers
Paya Differentiation	• Broad integration library • Robust product suite • Vertical expertise	• Proprietary ACH offerings • Sticky payment functionality & CNP capabilities • Vertical expertise

20

paya

56% 44% 2018 Differentiated, Software-Driven DistributionModel Integrated Solutions Revenue($M) Targeted go-to-market focused on expanding extensive distribution network of softwarepartners Scalable, Partner-CentricModel Embedded payment functionality integrated into software experience results in high customer retention andprofitability Sticky End-CustomerBase Strategy results in robust growth in Paya’s Integrated Solutions business, increasing as a percentage of overall revenue Attractive FinancialResults $100 $120 $122 $151 2018A 2019A 2020E 2021E Composition of GrossProfit 65% IntegratedSolutions PaymentServices 21 2021E 35%

Multi-Layered Growth Strategy

Strategic Inorganic Growth

Acceleration of Organic Growth

Pursue Strategic M&A

Proven platform for M&A execution and integration, coupled with robust pipeline for continued accretive transactions

Leverage Proprietary ACH

Single point of integration for card and ACH to win new partners and cross-sell into existing base

Drive New Software Partnerships

Scalable technology infrastructure and broad solution suite drive new partnerships in core verticals and expansion into attractive adjacencies

Penetrate Existing Partners

Large embedded white-space opportunity from monetizing installed bases of existing partnerships

Continue Fundamental Execution

Targeted business strategy, improved leadership team, and investment in product and technology drive continued sales momentum

22

Proven Execution of Strategic M&A

Track record of successful acquisitions & extensive pipeline of targets

Targeted M&A Investment Criteria

- ✓ Ability to utilize Paya Connect platform and centralized infrastructure
- ✓ Expansion into existing and new strategic verticals
- ✓ Additive payment technologies and capabilities
- ✓ Opportunity to accelerate organic growth

Recent Strategic Acquisitions

first billing – a paya company ▶



Government & Utilities

Bill Presentment & Invoicing Applications

Accelerating revenue growth from ~25% → ~45%[1]

stewardship – a paya company ▶



Non-Profit

Donation Management Software

Accelerating revenue growth from ~20% → ~35%[1]

1. *Annual revenue growth in 2019 vs. 2021E*

23

paya

Financials

Attractive Financial Profile

Proven track record of long-term growth and operating leverage: 500+ bps of EBITDA margin expansion through 2021E



Volume
($ in billions)
$28.9
$14.8
$14.1
$44.3
$25.3
$19.0
2018A
2021E
Revenue
($ in millions)
$185.1
$84.8
$100.3
$238.4
$87.3
$151.1
2018A
2021E
Gross Profit
($ in millions)
Gross Profit Margin:
48%
51%
$89.1
$39.2
$49.8
$122.4
$42.5
$79.9
2018A
2021E
Adjusted EBITDA1
($ in millions)
Adjusted EBITDA Margin:
23%
28%
$42.2
$66.2
2018A
2021E
Integrated Solutions
Payment Services

Note: Paya 2021E Adjusted EBITDA includes incremental public company costs

1. See "Adjusted EBITDA Reconciliation" on slide 34

25

$7.8 26 $4.1 $2.4 ($5.2) $62.1 $4.2 $53.0 $66.2 2020E Adj.EBITDA Visible excl.Large LargeWins GrossMargin OpEx 1 TotalVisible Go-Get 2021E Adj.EBITDA Wins (Signed/Impl.) Expansion Paya 2021 Adjusted EBITDABridge 2020E to 2021E Adjusted EBITDAwalk 1. 2021E Operating Expenses include incremental public companycosts Forecasting 25% EBITDA growth with ~95% visible driven by expansion of currentpartners and largewins

($M unless otherwisenoted) 2018A 2019A 2020E 2021E Vs PriorYear 2021E Integrated Solutions PaymentServices TotalRevenue $185.1 $203.4 $205.2 $238.4 16% %Integrated 54% 59% 60% 63% $100.3 $119.8 $122.1 $151.1 24% 84.8 83.6 83.1 87.3 5% Integrated Solutions PaymentServices $49.8 $62.7 $65.4 $79.9 22% 39.2 39.1 38.6 42.5 10% GrossProfit $89.1 $101.8 $103.9 $122.4 18% %Margin 48% 50% 51% 51% OperatingExpenses 1 (46.8) (51.5) (50.9) (56.2) 10% Adj.EBITDA $42.2 $50.3 $53.0 $66.2 25% %Margin 23% 25% 26% 28% CapEx andCapDev 2 (4.8) (3.0) (4.4) (4.4) (1%) Adjusted CashConversion 3 $37.5 $47.3 $48.5 $61.8 27% % Adjusted CashConversion 88.7% 94.1% 91.6% 93.4% 3. Adjusted Cash Conversion calculated as Adjusted EBITDA less adjusted capital expenditures and capitalizeddevelopment 27 Paya P&LSummary Note: See “Adjusted EBITDA Reconciliation” on slide34 1. 2. 2021 Operating Expenses include incremental public company costs Adjusted capital expenditures and capitaldevelopment

Strong Organic Revenue and EBITDA Growth

'19A – '21E Net Revenue Growth



18%
8%
8%
8%
1%
RPAY[1]
paya
IIIV
FOUR
EVOP

'19A – '21E Adjusted EBITDA Growth



16%
15%
14%
11%
0%
RPAY[1]
paya
IIIV
FOUR
EVOP

Source: Company filings, FactSet (7/16/20), Company management
Note: Paya 2021E Adjusted EBITDA includes incremental public company costs
1. *RPAY 2019 revenue pro forma for full-year impact of the Hawk Parent Business Combination, TriSource Acquisition, and APS Payments Acquisition; includes large organic business win in Q1 2020; 2019 EBITDA calculated by applying reported 2019A EBITDA margin to RPAY's pro forma revenue figure*

28

45% 36% 33% Potential to Grow EBITDAMargins Source: Company filings, FactSet (7/16/20), Company management Note: Paya 2021E Adjusted EBITDA includes incremental public companycosts 1. Adjusted Cash Conversion calculated as Adjusted EBITDA less adjusted capital expenditures and capitalizeddevelopment Additionally, Paya’s cash conversion is in line with leadingpeers ‘21E Adjusted EBITDAMargin ’21E Adjusted Cash Conversion% 1,2 Long-term upside potential for 35%+margins 35%+ 97.8% 97.3% 93.4% 92.9% 2. IIIV capital expenditures estimated as 2019A capital expenditures (excluding RBOs) as % of revenue applied to 2021Erevenue 29

Poised for Robust Long-Term Growth

Long-Term Management Net Revenue Growth Target[1]



"Mid-to-High Teens"
"Low-to-Mid Teens"
"Low Teens"
"High Single Digits / Low Double Digits"
ND
RPAY
paya
FOUR
IIIV
EVOP

Long-Term Management EBITDA Growth Target[1]



"20%+"
"20%+"
"High Teens"
ND
ND
paya
FOUR
RPAY
IIIV
EVOP

Source: Company filings, FactSet (7/16/20), Company management

1. *RPAY long-term growth based on management commentary (3/16/20); FOUR based on analyst research (6/30/20); IIIV based on management commentary (2/11/20)*

30

28.1x 27.4x 26.2x 23.1x 19.6x FOUR Appealing Upside Potential for PublicInvestors Source: Company filings, FactSet (7/16/20), Companymanagement Note: Paya 2021E Adjusted EBITDA includes incrementalpublic company costs 1. 2. Average of: GPN, SQ, WLN, NEXI, PAGS, STNE, NETW, FOUR, EVTC, EVOP, CIEL3, LSPD, IIIV,RPAY Average of 32 companies in the Wilshire 5000 with 15%+ EBITDA growth, 30%+ EBITDA margins, and 80%+ Adjusted Cash Conversion (Adj. EBITDA less adjusted capital expenditures)conversion TEV / ’21E AdjustedEBITDA TEV / ’21ERevenue 2 1 1 31

Conclusion

1 Leading independent payments platform in growing market

- Largest independent pure-play provider in the rapidly growing integrated payments space
- Highest proportion of sticky card-not-present (CNP) transactions in the industry, comprising 85% of card volume
- Scale provider generating $44bn of electronic payments volume through platform annually

2 Deep expertise in attractive end verticals

- Focus on markets defined by strong secular tailwinds, low penetration of electronic payments, and lack of cyclicality such as B2B, Healthcare, Government & Utilities, and Non-Profit markets
- Vertically tailored product set built on Paya's centralized Connect platform

3 Differentiated distribution model focused on end-to-end payment solutions integrated into software

- Attractive partnership model defined by high degree of scalability and low customer acquisition cost
- Strong partnerships with extensive network of independent software providers in core verticals

4 Multiple vectors for continued growth

- Embedded white-space penetration opportunities within installed base of existing partnerships
- Modular technology infrastructure and broad solution suite built to drive new partnerships in core verticals and expand into attractive adjacencies
- Differentiated offerings across payment types with proprietary ACH capabilities
- Proven platform for accretive M&A

5 Attractive financial profile

- Industry-leading KPIs, including $200+ average ticket size, 92% net volume retention, and $450K of annual volume per card customer
- Integrated Solutions (~75%+ of total card revenue) doubling from 2018 – 2021E
- Track-record of historical growth, operating leverage and cash flow generation

6 Seasoned and experienced management team

- Combined 100+ years in payments industry with organizations including First Data, JPMorgan Chase, Vantiv, and PayPal

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Appendix

Adjusted EBITDA Reconciliation

($M, unless otherwise noted)

Bridge from reported to adjusted EBITDA		Adjusted 2018		Adjusted 2019	
Net income, (loss)	**$**	**(3.3)**	**$**	**(9.0)**	
Depreciation & amortization		18.3		22.4	
Tax benefit		(3.9)		(2.4)	
Interest and other expense		13.5		20.9	
EBITDA, reported	**$**	**24.7**	**$**	**31.9**	
Other adjustments					
Transaction-related expenses		1.0		6.9	[a]
Stock based compensation		1.3		2.3	[b]
Restructuring costs		1.6		4.0	[c]
Discontinued service costs		2.2		2.3	[d]
Management fees and expenses		1.2		1.1	[e]
Sage carve-out expenses		9.5		1.0	[f]
Other costs		0.8		0.8	[g]
Total adjustments		17.6		18.4	
Adjusted EBITDA	**$**	**42.2**	**$**	**50.3**	

(a) Represents professional service fees related to business combinations such as legal fees, consulting fees, accounting advisory fees, and other costs.

(b) Represents non-cash charges associated with stock-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of our compensation strategy

(c) Holdings incurred costs associated with restructuring plans designed to streamline operations and reduce costs including costs associated with the relocation of headquarters from Reston, VA to Atlanta, GA and certain staff restructuring charges including severance

(d) Represents costs incurred to retire certain tools, applications, and services that are no longer in use.

(e) Represents advisory fees associated with the to be former control owner that we will not be required to pay after the closing of this offering. See notes to our consolidated financial statements included in the proxy statement / prospectus relating to the business combination for more information about these related party transactions.

(f) Expenses related to carving out the entity from former Corporate owner Sage PLC including rebranding, technology implementation, consulting and transitional service agreement expenses.

(g) Represents non-operational gains or losses, non-standard project expense, non-operational legal expense and other.

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paya

Key Balance Sheet Information

Paya's conservative capital structure provides significant financial flexibility

Cash Balance	• Cash balance (Q2 2020): $25MM
Term Loan	• Balance outstanding (Q2 2020): $230MM • Interest rate: LIBOR + 5.25% • Annual principal payments (paid quarterly through June 2027): $2.4MM • Maturity: August 2027
Revolver	• Capacity: $25MM • Currently undrawn • Maturity: August 2025
Financial Covenants	• Net Leverage Ratio: – 7.25x through December 2022 – 6.75x March 31, 2023 and thereafter – 40%+ covenant cushion

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paya

Assumptions

Segment		Description	2021 Assumption
Integrated Solutions	Software driven payments	• Strong partnerships with extensive network of software providers serves as scalable distribution model • Model generates significant customer retention from mission-critical nature of payments into business workflow	• Volume: $18.0bln - $19.5bln • Spread: 78 bps - 80 bps • Revenue from fees embedded in spread • Gross Margin: 52.0% - 53.0%
Payment Services	Payment Reseller	• Payment reseller that owns customer sales cycle • High average ticket and low attrition rates given larger customer base focused on attractive verticals	• Volume: $5.85bln - $5.92bln • Spread: 90 bps - 93 bps • Revenue from fees embedded in spread
	ACH	• Proprietary bank transfer capability with direct ODFI relationships • Single partner integration experience across ACH & Card with an industry-leading product set	• Transactions: 32.5mil – 34.0mil • Per Transaction: $0.65 - $0.66 • Other ACH/Check/Fee revenue: • $10.9MM - $11.5MM of other revenue

Other Assumptions:

- Payment Services Gross Margin %: 46.5% - 49.0%
- 2021 Public Company costs Opex: $2.0MM
- Capex/CapDev: $4.0MM - $4.8MM (majority of which is CapDev)
- Opportunistic Revenue Share buyouts: $3MM - $10MM

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paya

Feature-Rich Software Integrations

Deep integrations with partners create a significant competitive advantage for Paya

Type	Description
Front-End CRM	• Unique CRM integrations sold directly to end-user base • Leverage modular core infrastructure and platform for rapid delivery of multi-threaded integrations into vertically specific software providers • New integrations require original code only in last-mile on Paya Connect platform • Integrations leverage existing value-added solutions and feature functionality of Paya Connect
Back-End Enterprise Accounting	• Deep, feature-rich integrations directly with accounting software providers • Differentiated over competitors, leveraging an open-source API • Delivers key product functionality embedded within software experience including electronic invoicing and post-back to general ledger • Long-term relationships with vast network of value-added resellers and consultants

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paya

Attractive CustomerBase Paya’s focus on the mid-market and its B2B solution set imply larger ticket sizes and ahigher proportion of Card Not Presentvolume Transaction Value($) ($’000s) CoreMarkets CNP % ofTotal Volume 85% 45% N/A N/A (Rank byCNP Volume) (#2) (#3) AverageCard $176 $93 $58 $90 Avg.Annual $450 Volume/ Customer $142 $234 N/A • Healthcare • Education • Government • Non-Profit • RealEstate • B2B • Healthcare • Education • Government • Non-Profit • B2B • GlobalRetail • Restaurants • Hospitality Source: Nilson Report (2019) and Company AnnualReports Note: Rankings exclude bank-owned or affiliated processors and those that do not report toNilson TEV/ ’21E Adj.EBITDA 19.6x 38 15.9x 28.1x 18.4x

Paya Evolution

Since completing the carve-out in 2018, Paya has continued to innovate and execute, evidenced by recent large customer wins and accelerated sales momentum

2003	Verus Payments Founded
2003	Verus Acquires Globel eTelecom (now Paya ACH)
2006	Sage Software Acquires Verus & Establishes Sage Payments
Aug. 2017	GTCR Acquires Sage Payments
Jan. 2018	Sage Payments Rebranded as Paya
Jul. 2018	Carve-out from Sage Software Complete
Oct. 2018	Launch Next-Gen Platform Paya Connect
Nov. 2018	Jeff Hack Joins as CEO | Paya Acquires Stewardship
Jan. 2019	Paya Acquires First Billing
Jun. 2019	Mark Engels (CRO) Joins and Starts Sales Team Rebuild
2020	On-going broad based sales momentum in core markets

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Among the Top Tier of the Wilshire 5000

Companies in the Wilshire 5000 with 15%+ EBITDA growth, 30%+ EBITDA Margins, 80%+ Adjusted Cash Conversion[1]

Company Name	'19A - '22E EBITDA Growth	2021E EBITDA Margin	2021E FCF Conversion	TEV / 2021E EBITDA
AbbVie, Inc.	21.8%	51.3%	97.0%	7.5x
Activision Blizzard, Inc.	16.7%	41.4%	95.6%	18.6
Agree Realty Corporation	22.4%	81.9%	99.4%	19.1
ANI Pharmaceuticals, Inc.	15.6%	36.0%	91.9%	6.7
Autodesk, Inc.	33.9%	36.1%	94.8%	33.8
Bristol-Myers Squibb Company	37.2%	48.7%	94.9%	7.5
Clarivate Plc	21.9%	37.6%	85.4%	22.9
Community Healthcare Trust, Inc.	22.2%	83.3%	97.9%	17.6
CoStar Group, Inc.	16.0%	34.6%	94.0%	41.7
Dorian LPG Ltd.	15.5%	65.9%	97.7%	5.0
Eagle Bulk Shipping Inc	36.5%	37.0%	87.9%	7.0
Fidelity National Information Services, Inc.	18.2%	46.1%	81.5%	17.0
Horizon Therapeutics Public Limited Company	22.0%	39.1%	98.6%	18.1
Incyte Corporation	39.7%	42.3%	84.4%	18.2
Inphi Corporation	18.0%	37.3%	81.4%	29.3
MarketAxess Holdings Inc.	18.8%	57.9%	89.2%	48.3
Marvell Technology Group Ltd.	28.8%	31.5%	90.5%	24.1
Monolithic Power Systems, Inc.	19.0%	33.8%	86.3%	41.1
Neurocrine Biosciences, Inc.	93.5%	46.1%	97.6%	21.3
Nexstar Media Group, Inc. Class A	21.1%	36.0%	89.6%	7.0
NVIDIA Corporation	27.2%	42.5%	89.0%	34.6
Pacira Biosciences, Inc.	34.6%	33.1%	94.3%	14.0
PTC Inc.	24.3%	32.8%	93.0%	19.4
Quidel Corporation	21.4%	50.5%	85.1%	19.0
Repay Holdings Corp. Class A[2]	16.4%	44.5%	97.8%	27.4
salesforce.com, inc.	20.2%	30.1%	88.2%	24.4
Semtech Corporation	16.6%	32.2%	81.4%	17.7
Universal Display Corporation	23.6%	48.9%	90.1%	25.7
Veeva Systems Inc Class A	21.6%	38.0%	98.5%	62.9
Vertex Pharmaceuticals Incorporated	47.1%	56.0%	97.6%	19.9
Virtu Financial, Inc. Class A	17.5%	50.9%	90.4%	9.9
Wingstop, Inc.	19.6%	30.7%	94.6%	53.4
Average	**25.9%**	**44.2%**	**91.7%**	**23.1x**
Number of Wilshire 5000 Meeting Each Criteria (N=3622)	**224**	**506**	**785**	
Number of Wilshire 5000 Meeting All 3 Criteria	**32**			

Source: FactSet (7/16/20)

1. *Adjusted Cash Conversion calculated as Adjusted EBITDA less adjusted capital expenditures*
2. *REPAY added for completeness; not currently part of the Wilshire 5000; RPAY 2019 revenue pro forma for full-year impact of the Hawk Parent Business Combination, TriSource Acquisition, and APS Payments Acquisition; includes large organic business win in Q1 2020; 2019 EBITDA calculated by applying reported 2019A EBITDA margin to RPAY's pro forma revenue figure*

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paya